Exhibit 10.3

OFFERING DOCUMENT NO.: _____

GENERAL CANNABIS CORP

Securities Purchase Agreement

Senior Convertible Promissory Notes

and

Warrants to Purchase Common Stock

December 9, 2020

CONFIDENTIAL

CONFIDENTIAL INFORMATION

THE OFFEREE, BY ACCEPTING THE SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS RELATING TO THE COMPANY’S PROPOSED OFFERING OF SENIOR CONVERTIBLE PROMISSORY NOTES AND WARRANTS TO ACQUIRE SHARES OF ITS COMMON STOCK, ACKNOWLEDGES AND AGREES THAT: (I) THE OFFERING DOCUMENTS HAVE BEEN FURNISHED TO THE OFFEREE ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF ENABLING THE OFFEREE TO EVALUATE THE OFFERING; (II) THAT THE OFFEREE MAY NOT FURTHER DISTRIBUTE THE OFFERING DOCUMENTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, EXCEPT TO THE OFFEREE’S LEGAL, FINANCIAL OR OTHER PERSONAL ADVISORS, IF ANY, WHO WILL USE THE OFFERING DOCUMENTS ON THE OFFEREE’S BEHALF SOLELY FOR PURPOSES OF EVALUATING THE OFFERING; (III) ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIRECT OR INDIRECT DISCLOSURE OF THE CONTENTS OF THE OFFERING DOCUMENTS FOR ANY OTHER PURPOSE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED; AND (IV) THE OFFEREE SHALL BE BOUND BY ALL TERMS AND CONDITIONS SPECIFIED IN THE OFFERING DOCUMENTS.

THE OFFEREE ACKNOWLEDGES THAT INFORMATION CONCERNING THE MATTERS THAT ARE THE SUBJECT MATTER OF THE OFFERING DOCUMENTS MAY CONSTITUTE MATERIAL NON-PUBLIC INFORMATION UNDER UNITED STATES FEDERAL SECURITIES LAWS, AND THAT UNITED STATES FEDERAL SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS RECEIVED MATERIAL NON-PUBLIC INFORMATION RELATING TO THE COMPANY FROM PURCHASING OR SELLING SECURITIES OF THE COMPANY, OR FROM COMMUNICATING SUCH INFORMATION TO ANY PERSON UNDER CIRCUMSTANCES IN WHICH IT IS REASONABLY FORESEEABLE THAT SUCH PERSON IS LIKELY TO PURCHASE OR SELL SECURITIES OF THE COMPANY. ACCORDINGLY, UNTIL SUCH TIME AS ANY SUCH NON-PUBLIC INFORMATION HAS BEEN ADEQUATELY DISSEMINATED TO THE PUBLIC, THE OFFEREE SHALL NOT PURCHASE OR SELL ANY SECURITIES OF THE COMPANY, OR COMMUNICATE SUCH INFORMATION TO ANY OTHER PERSON.

NOTICE TO OFFEREES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

AN INVESTMENT MADE IN THE SECURITIES OFFERED HEREBY IS SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES, WHO HAVE NO NEED FOR LIQUIDITY IN THIS INVESTMENT AND WHO UNDERSTAND OR HAVE BEEN ADVISED WITH RESPECT TO THE TAX CONSEQUENCES OF, AND RISK FACTORS ASSOCIATED WITH, THIS INVESTMENT AND WHO ARE ABLE TO BEAR THE RISK OF AN UNSECURED DEBT INVESTMENT THROUGH MATURITY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADDITIONAL INFORMATION

General Cannabis Corp (the “Company”) files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended.  Reports, statements or other information that the Company files with the SEC are available to the public at the SEC’s Website at http://www.sec.gov, as well as the Company’s Website at www.generalcann.com.  Information contained on the Company’s Website does not constitute part of this agreement.  The Company incorporates by reference its annual, quarterly and current reports previously filed with the SEC on and after May 14, 2020.

The information incorporated by reference into this agreement is an important part of this agreement.  Any statement contained in a document incorporated by reference into this agreement shall be deemed to be modified or superseded for the purposes of this agreement to the extent that a statement contained herein or in any other subsequently filed document modifies or supersedes such statement.  Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this agreement.

The Company will provide to each person to whom this agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above that have been incorporated by reference into this agreement but not delivered with this agreement.  You may make such requests at no cost to you by emailing us at the following address: Steve Gutterman, CEO, Email: sgutterman@generalcann.com.

You should rely only on the information contained in this agreement or incorporated by reference into this agreement.  The Company has not authorized anyone to provide you with different information.  You should not assume that the information in this agreement is accurate as of any date other than the date this agreement is sent to you for review or that the information incorporated by reference into this agreement is accurate as of any date other than the date set forth on the front of the document containing such information.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of _______, 2020 by and between General Cannabis Corp, a Colorado corporation (the “Company”), and the persons and entities identified on the signature page hereof (each individually a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

WHEREAS, in order to provide for its capital needs, the Company wishes to conduct a private offering to accredited investors (the “Offering”) of its securities consisting of an aggregate of up to $4,000,000.00 in principal (subject to increase by the Company in its sole discretion) of senior convertible promissory notes in the form attached hereto as Exhibit A (each, a “Note” and, collectively, the “Notes”); and a warrant exercisable for shares of common stock of the Company in the form attached hereto as Exhibit B (each, a “Warrant” and, collectively, the “Warrants”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF NOTES AND WARRANTS

1.1Issuance and Sale of Notes. Subject to the terms and conditions of this Agreement, the Purchaser hereby irrevocably subscribes for and agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing (as defined below), a Note or Notes in the principal amount set forth on the signature page hereof. The purchase price of each Note shall be equal to 100% of the original principal amount of such Note. The Company’s agreement with each Purchaser is a separate agreement which is separate from the Company’s agreement with any other Purchaser, and the sales of the Notes to different Purchasers are separate sales. Nothing herein shall obligate the Company to accept any subscription tendered by the Purchaser.

1.2Issuance and Sale of Warrants. As an inducement to the Purchasers to purchase the Notes, the Company shall sell, issue and deliver at each Closing to each Purchaser, and each Purchaser shall purchase, severally and not jointly, from the Company, a Warrant, in the form attached as Exhibit B hereto, to purchase a number of shares of the Company’s common stock (the “Common Stock”) equal to 20% of the principal amount of the Note purchased by such Purchaser divided by the exercise price of $0.56 (subject to adjustment as set forth in the Warrant). For illustration purposes only, if the Purchaser purchases a Note in the principal amount of $500,000, then the Company will issue to the Purchaser a Warrant to purchase 178,572 shares of Common Stock (($500,000 x 0.20) ÷ $0.56 = 178,572). The Notes, the Warrants, the securities issuable upon conversion of the Notes (and upon the further conversion of such securities, if applicable), and the securities issuable upon exercise of the Warrants are sometimes collectively referred to herein as the “Securities.”

1.3Closing; Delivery.

(a)The initial purchase and sale of the Notes and Warrants (the “Initial Closing”) shall take place remotely via the exchange of documents and signatures upon the satisfaction or confirmation of the closing conditions set forth in Article V, provided the Company has received subscriptions for the sale of Notes representing an aggregate amount of $2,000,000 (the “Minimum Investment”).  Until the Company receives aggregate subscriptions for at least the Minimum Investment, all subscriptions received will be held by the Company in a non-interest bearing segregated account. The Minimum Investment must be received by the Company on or before December 31, 2020 (the “Minimum Offering Period”), subject to extension by the Company for up to sixty (60) days.

(b)Provided the Minimum Investment is received by the Company by the Minimum Offering Period, the Company may continue to conduct one or more closings after the Initial Closing of additional Notes and Warrants in an amount up to an aggregate of $4,000,000 of Notes (including the Minimum Investment), subject to increase in the discretion of the Company to cover over-allotments (each an “Additional Closing” and together with the Initial Closing, each, a “Closing”) for a period of up to ninety (90) days after the Minimum Closing Period.

(c)At each Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a counterpart signature page to this Agreement and a fully executed Note and Warrant against payment for such securities by check or wire transfer made payable to the order of the Company. In addition to cash investors, the Company may, in its sole discretion, accept subscriptions for Notes and Warrants from investors who offer in exchange the surrender and cancellation of outstanding promissory notes issued by the Company in its Prior 15% Note Financing (as defined in Section 3.6(c)) (the “Prior Note Investors”). The Company reserves the right to issue the Prior Note Investors additional warrants (or to extend or modify the terms of existing warrants issued to the Prior Note Investors in prior rounds of financings) in order to induce their participation in this Offering. The term “Warrants” as used herein shall be deemed to include any such additional or modified warrants to purchase Common Stock.

(d)All funds tendered by Purchaser will be held by the Company in a segregated bank account, pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser’s purchase of Notes and Warrants.  This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Notes and Warrants as the Company determines to sell to Purchaser. If this Agreement is rejected for any reason, including the termination of the Offering of the Notes and Warrants by the Company for any reason, including without limitation failure to raise the Minimum Investment, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

1.4Use of Proceeds.

(a)Subject to the allocation of funds at the Initial Closing as set forth in Section 1.4(b) below, assuming the full Offering amount is raised, the Company intends to use the proceeds from the sale of the Notes and Warrants for the repayment of outstanding indebtedness, to fund strategic merger and acquisition related activities and for general working capital purposes. To assist in the private placement of the Notes and Warrants, the Company may enter into placement agreements with one or more registered broker-dealers which will provide for a broker’s fee, or a commission in the form of cash and securities to be issued by the Company.

(b)Notwithstanding Section 1.4(a) above, proceeds received by the Company from the sale of Notes and Warrants at the Initial Closing shall first be used for the retirement of the Company’s Current Outstanding Notes (as defined in Section 3.6(c)); and, only thereafter, for the other purposes set forth above. Notwithstanding the foregoing, nothing herein shall require the Company to prepay any of the Current Outstanding Notes before their scheduled maturity and the Company shall be permitted to set aside and reserve the proceeds from the Initial Closing to repay the Current Outstanding Notes by their scheduled maturity dates.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser represents and warrants to the Company that:

2.1Authority. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action and no further consent or authorization of the Purchaser is required. This Agreement constitutes the valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

2.2Purchase Entirely for Own Account. The Purchaser acknowledges that this Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which such Purchaser confirms by executing this Agreement, that the Securities will be acquired for investment for such Purchaser’s own account, not as a nominee or agent (unless otherwise specified on such Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, each Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

2.3Disclosure of Information; Non-Reliance. The Purchaser acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering. Each Purchaser confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, such Purchaser is not relying on the advice or recommendations of the Company and such Purchaser has made its own independent decision that the investment in the Securities is suitable and appropriate for such Purchaser. The Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

2.4Investment Experience. The Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, including knowledge as to investments in securities of companies in the cannabis industry, that it is capable of evaluating the merits and risks of an investment in the Securities, and that it can bear the economic risks of an investment in the Securities.

2.5Material Offering Risks.  Purchasing Securities in the Offering will subject the Purchaser to certain material risks, including, but not limited to, each of the following: (i) the Company operates a business within the general cannabis industry which, until cannabis is legalized at a federal level, subjects the Company to significant regulatory, business and tax risks; (ii) there is an increased risk to Purchasers who participate in the Initial Closing where only the Minimum Investment must be raised, since the remainder of the funds may not be forthcoming and the Company’s inability to raise the full Offering amount may jeopardize the Company’s ability to execute its business plan; (iii) if the Company does not raise the full Offering amount hereunder, after repayment of the Current Outstanding Notes (as defined in Section 3.6(c)), there may not be sufficient proceeds from the sale of the Notes and Warrants hereunder to provide meaningful capital to execute its business plan; (iv) the Company has a history of losses and remains subject to a going concern qualification, and if it cannot generate sufficient revenue in future periods to service its obligations under the Notes, it may need to obtain financing from other sources in order to pay its obligations under the Notes as they become due; (v) certain terms of the Notes may be amended or waived upon the consent of the Company and the holders of at least 66% of the principal amount of Notes and such amendment, supplement or waiver shall be binding upon all Purchasers, whether or not such Purchaser has consented to such amendment or waiver; (vi) the Notes contain restrictions on the Purchasers’ ability to declare an “Event of Default” thereunder prior to the maturity date; (vii) the Notes are not secured and no mortgage, security or lien will be granted by the Company upon its assets as collateral security for the obligations of the Company evidenced by the Note; (viii) since the Notes accrue interest with no cash payment of interest until maturity, an annual amount of interest income attributable to the “original issue discount” (“OID”) component of the Notes may need to be recognized by the Purchaser on an annual basis without any current payment of cash with which to pay any tax liability associated with such OID; (ix) although the Company does not intend to allocate any separate value to the Warrants on the Closing, to the extent that the Internal Revenue Service successfully takes a contrary position, the value of the Warrants at the Closing may constitute additional OID on the Notes which may need to be recognized by the Purchaser on an annual basis without any current payment of cash with which to pay any tax liability associated with such OID; (x) there can be no assurance that the trading price of the Common Stock will exceed the exercise price of the Warrants or the conversion price of the Notes; and (xi) the subscription investments made by Purchasers prior to the Minimum Closing, although held in a segregated bank account, will not be held in a bank escrow account; thus, will be subject to creditor claims should the Company be unable to pay its debts in the orderly course. In addition to the foregoing, the Purchaser acknowledges and agrees that it has read the risk factors included within the Company’s filings with the SEC and is purchasing the Securities fully cognizant of such risks and is willing to assume such risks.

2.6Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Securities Act”). The Purchaser agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The Purchaser has accurately completed the Accredited Investor Questionnaire attached hereto as Exhibit C.

2.7Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of each Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Subject to Article IV, each Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation, and may not be able, to satisfy.

2.8No General Solicitation. The Purchaser, and its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder, solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Each Purchaser acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

2.9Residence. If the Purchaser is an individual, such Purchaser resides in the state or province identified in the address shown on such Purchaser’s signature page hereto. If the Purchaser is a partnership, corporation, limited liability company or other entity, such Purchaser’s principal place of business is located in the state or province identified in the address shown on such Purchaser’s signature page hereto.

2.10No Bad Actor Disqualification. Neither the Purchaser nor any of its affiliates is subject to a “bad actor” disqualification under Rule 506(d) of SEC Regulation D which would make the provisions of Rule 506(b) of SEC Regulation D unavailable for the sale of Class A Shares pursuant to this Agreement (a “Disqualification Event”). The Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its affiliates.

2.11No Tax Advice. The Purchaser confirms that it has read the terms of the Notes and the Warrants and has had an opportunity to consult with its personal legal counsel and tax advisor, including with respect to the tax implications associated with investment in the Notes, the Warrants and the Common Stock issuable upon conversion or exercise thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers that:

3.1Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as described in the Company’s public filings with the SEC. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

3.2Authority. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes and the Warrants. The execution and delivery of this Agreement, the Notes and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement, the Notes and the Warrants have been duly executed and delivered by the Company and constitute a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.3Valid Issuance of Common Stock. The Common Stock issuable upon conversion of the Notes and/or the exercise of the Warrants purchased hereunder has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Notes and Warrants, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws or liens or encumbrances created by or imposed by a Purchaser.

3.4Effect of Agreement. The execution, delivery and performance by the Company of this Agreement, the Notes and the Warrants, will not violate the charter documents, bylaws or formation documents of the Company or any law to which the Company is subject, or any judgment, award or decree or any material indenture, material agreement or other material instrument to which the Company is a party, or by which the Company or its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien of any nature whatsoever upon any of the properties or assets of the Company, except to the extent the effect thereof will not be materially adverse to the Company’s ability to fulfill its obligations under this Agreement, the Notes and the Warrants.

3.5Legal Proceedings. There is no order or action pending, or, to the knowledge of the Company, threatened against or affecting the Company, in connection with the Company’s performance hereunder. There is no matter as to which the Company, or, to the knowledge of the Company, any affiliate of the Company has received any notice, claim or assertion which otherwise has been threatened against or affecting the Company in connection with its performance hereunder.

3.6SEC Reports and Financial Statements; Outstanding Notes.

(a)Since the date of filing of the Company’s Amendment No. 2 to Form 10-K for the fiscal year ended December 31, 2019, the Company has filed with the SEC true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act or the Securities Act (as such documents have been amended since the date of their filing, collectively, the “Company SEC Documents”).  As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder.

(b)Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

(c)As of the date hereof, the Company has outstanding indebtedness represented by 15% promissory notes issued by the Company in prior financing transactions (the “Prior 15% Note Financing”) consisting of (i) promissory notes that are scheduled to become due on or before March 1, 2021, in an aggregate principal amount of $1,658,500 (the “Current Outstanding Notes”) and (ii) promissory notes with an extended maturity date of January 31, 2022 in the aggregate principal amount of approximately $600,000 (the “2022 Notes”). The Notes issued hereunder, on the one hand, and the 2022 Notes, on the other hand, will have pari passu rights in and to the assets of the Company in the event of default thereunder prior to the repayment of the 2022 Notes.

ARTICLE IV

PIGGYBACK REGISTRATION RIGHTS

The Company covenants and agrees as follows:

4.1Definitions. For the purpose of this Article IV, the following definitions shall apply:

(a)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

(b)“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

(c)“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.

(d)“Registration Statement” shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Section 4.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

(e)“Restricted Stock” shall mean (i) shares of Common Stock issuable upon exercise of the Warrants; and (ii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company, or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

(f)“Selling Stockholders” shall mean Purchaser and any other purchaser of Warrants pursuant to the Purchase Agreement, and their respective successors and assigns.

4.2Registration of the Restricted Stock.

(a)The Company shall notify all Selling Stockholders in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for the purpose of registering the primary offering of securities of the Company or the reoffer of securities of existing security holders of the Company, excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms, and will afford each such Selling Stockholder an opportunity to include in such registration statement all or part of such Restricted Stock held by such Selling Stockholder. Each Selling Stockholder desiring to include in any such registration statement all or any part of the Restricted Stock held by it shall, within five (5) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Restricted Stock by such Selling Stockholder. If a Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Selling Stockholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company may, without the consent of the Selling Stockholders, withdraw such registration statement prior to its becoming effective if the proposal to register the securities proposed to be registered thereby is abandoned.

(b)In the event that any registration pursuant to Section 4.2(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, all Purchasers proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration only to the extent that the number of shares to be registered under this clause (ii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i); and in such a case, the shares covered by clause (ii) shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

(c)Notwithstanding anything to the contrary contained herein, the Company's obligation in Sections 4.2(a) and 4.2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the

Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

(d)The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.2 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses (as defined in Section 4.5) of such withdrawn registration shall be borne by the Company in accordance with Section 4.4 hereof.

4.3Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

(a)prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 4.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144 for the Selling Stockholder to publicly offer all Restricted Stock covered thereby without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company, or (iii) three (3) years from the date of this Agreement;

(b)prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 4.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

(c)furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

(d)use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(g)use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange, automated quotation system or over-the-counter market on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

(h)notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

(i)subject to the establishment of such processes as the Company may establish in its discretion, from time to time, to insure that the resale of Restricted Stock complies with all applicable securities laws, cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

4.4Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article IV.

4.5Expenses.

(a)For the purposes of this Section 4.5, the term “Registration Expenses” shall mean: all expenses incurred by the Company in complying with Section 4.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the Financial Industry Regulatory Authority, Inc. (FINRA), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term “Selling Expenses” shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

(b)Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 4.2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to

Section 4.2 of this Agreement shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

4.6Obligations of the Selling Stockholders.

(a)In connection with each registration hereunder, each Selling Stockholder will furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(b)In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

(c)In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

4.7Information Blackout. At any time when a Registration Statement effected pursuant to Section 4.2 is effective, upon written notice from the Company to Purchaser that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, or at any time that the Company believes that maintaining the effectiveness of a Registration Statement would not be in the best interests of the Company, as determined in its sole discretion, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

ARTICLE V

CONDITIONS TO CLOSING

5.1Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)Representations, Warranties and Covenants. The representations and warranties of each Purchaser contained in Article II shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing and the Purchaser shall have complied with all covenants in this Agreement as of or prior to the Closing.

(b)Payment of Purchase Price. The Purchaser shall have delivered the purchase price specified in Section 1.1 for the Notes and Warrants to purchase shares of Common Stock set forth on such Purchaser’s signature page hereto.

(c)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

5.2Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)Representations, Warranties and Covenants. The representations and warranties of the Company contained in Article III shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing and the Company shall have complied with all covenants in this Agreement as of or prior to the Closing.

(b)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

ARTICLE VI

NOTICES

6.1Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery or e-mail as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by e-mail at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

If to the Company:

General Cannabis Corp

6565 E. Evans Avenue

Denver, CO 80224

Attention: Steve Gutterman, CEO

If to the Purchasers:

To the address of each Purchaser as set forth on the signature page hereto.

A party hereto may from time to time change its address or e-mail for notices under this Section 6.1 by giving at least five (5) days’ prior written notice of such changed address to the other party hereto.

ARTICLE VII

MISCELLANEOUS

7.1Non-Public Information. Each Purchaser acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, each Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

7.2Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the principles of conflicts of law (whether of the State of Colorado or any other jurisdiction).

7.3Exclusive Jurisdiction. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement

(whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall only be commenced in the state and federal courts sitting in the County of Denver, Colorado (the “Colorado Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Colorado Courts, or such Colorado Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.

7.4JURY TRIAL WAIVER. THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES AND/OR THE WARRANTS.

7.5Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors.

7.6No Third Party Beneficiaries. This Agreement is intended for the benefit of the Company and the Purchaser and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.7Entire Agreement. This Agreement, the Notes and the Warrants, together with the exhibits and schedules thereto, contain the entire understanding of the Company and the Purchasers with respect to the matters covered herein and therein and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.8Fees and Expenses. Except as expressly set forth herein or any other writing to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.9Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other parties hereto by e-mail of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

7.10Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

7.11No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.12Titles and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

7.13Amendments; Waivers. Any term of this Agreement, the Notes or the Warrants may be amended and the observance of any term of this Agreement, the Notes or the Warrants may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of more than sixty-six percent (66%) of the then aggregate outstanding principal amount of the Notes. Any waiver or amendment effected in accordance with this Section 7.13 will be binding upon each party to this Agreement and each holder of a Note and/or Warrant purchased under this Agreement then outstanding and each future holder of all such Notes and/or Warrants.

7.14Disclosure. The Purchaser acknowledges that this Agreement, the Notes and the Warrants may be deemed to be “material contracts,” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Purchaser further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

7.15Advice of Counsel.  The Purchaser acknowledges that Fox Rothschild LLP represented the Company as its legal counsel in connection with the preparation and review of this Agreement and has not represented the Purchaser with regard thereto.  The Purchaser represents that it has had the opportunity to avail itself of the advice of counsel prior to signing this Agreement.

** Signature Page Follows **

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

Individual Purchasers:

PURCHASER
Date:
Individual Purchasers:

Name:

Entity Purchasers:

Name of Entity

By:
Name:
Title:

All Purchasers Complete:

Address:

Email address:
Social Security/Tax I.D. Number:

SUBSCRIPTION AMOUNT:

Principal Amount of Note: $

** Signature Page to Securities Purchase Agreement **

ACCEPTANCE OF SUBSCRIPTION

(To be completed by General Cannabis Corp)

General Cannabis Corp hereby accepts the above application for subscription for the Notes and Warrants listed below.

General Cannabis Corp

By:
Name: Steve Gutterman
Title: Chief Executive Officer

Date:

Principal Amount of Note: $

Warrant to Purchase ____________ Shares of Common Stock (20% of the Principal Amount of the Note divided by the strike price of $0.56)

EXHIBIT A

FORM OF SENIOR CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE